T. Rowe Price Health Sciences Fund

Supplement to Summary Prospectus Dated May 1, 2014

Effective June 1, 2015, the T. Rowe Price Health Sciences Fund will be closed to new investors. Accordingly, the summary prospectus is updated as follows.

Under “Purchase and Sale of Fund Shares,” the following is added:

Subject to certain exceptions, the fund will be closed to new investors and new accounts after the close of the New York Stock Exchange on June 1, 2015. Investors who already hold shares of the fund after June 1, 2015, may continue to purchase additional shares.

The date of this supplement is April 8, 2015.

F114-041-S 4/8/15